AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED NOVEMBER 6, 2013

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2013

FUSION FUND

(the “Fund”)

(TICKER SYMBOLS:  AFFSX, AFFAX)

The Board of Trustees of the American Independence Funds Trust (the “Trust’s Board”), after careful consideration, approved the termination of the current Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”) and Eddystone Capital, LLC (“Eddystone”). American Independence provided notice to Eddystone of such termination, which is effective as of the end of business on November 14, 2013. American Independence recommended to the Board that Robert Shea, a portfolio manager with American Independence, assume the management of the Fund.

Effective November 15, 2013, Robert Shea will serve as the Portfolio Manager of the Fusion Fund replacing the current team of Francis J. Ledwidge and Timothy D. Voake from Eddystone. To reflect this change, the Summary Prospectus is updated as follows:

Under “FUND SUMMARY”, the sub-section entitled “Portfolio Management,” is replaced in its entirety with the following:

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

The portfolio manager responsible for the day-to-day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
Robert Shea	Portfolio Manager	2013

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